UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07992

MFS SERIES TRUST XI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

September 30, 2018

MFS® Blended Research® Core Equity Fund

UNE-ANN

MFS® Blended Research® Core Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction and geopolitical uncertainty have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, global markets have become less synchronized, with equity markets in the U.S. outperforming most international markets. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe, China and some emerging markets.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains fairly accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. Around the world, inflation remains largely subdued, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could dampen business sentiment, leading to slower global growth.

As a global investment manager with nearly a century of expertise, MFS® firmly believes that active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform to try to do these things. Our long-term perspective influences nearly every aspect of our business, aligning our investment decisions with clients’ investing time horizons.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

November 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	4.8%
Amazon.com, Inc.	4.0%
Apple, Inc.	3.4%
Johnson & Johnson	2.8%
Bank of America Corp.	2.3%
Cisco Systems, Inc.	2.2%
Boeing Co.	2.2%
Wells Fargo & Co.	2.0%
Union Pacific Corp.	2.0%
Intel Corp.	2.0%

Equity sectors
Technology	20.3%
Financial Services	17.2%
Health Care	15.3%
Industrial Goods & Services	7.6%
Retailing	7.4%
Leisure	5.6%
Energy	5.4%
Consumer Staples	4.9%
Utilities & Communications	4.7%
Special Products & Services	4.4%
Transportation	3.1%
Basic Materials	1.7%
Autos & Housing	1.6%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of September 30, 2018.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2018, Class A shares of the MFS Blended Research Core Equity Fund (“fund”) provided a total return of 15.72%, at net asset value. This compares with a return of 17.91% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

Despite headwinds from increasing global trade tensions, several US equity indices advanced to set new record highs late in the period after rebounding from a mid-period market correction. Very strong earnings per share and revenue growth helped, in part, by the late-2017 US tax reform package, has underpinned the advance, as has solid US economic growth. Strong fundamentals have brought US equity valuations down from elevated levels earlier in the period to multiples more in line with long-term averages. While the US economy has maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

During the period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of hikes to eight since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Credit spreads remained quite tight, particularly in US high yield credits. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets late in the period.

Detractors from Performance

Stock selection in the financial services sector was a primary detractor relative to the S&P 500 Index. Within this sector, the fund’s overweight positions in insurance company MetLife and diversified financial services firm Citigroup held back relative returns. The share price of MetLife fell sharply at the beginning of the calendar year. The company considerably delayed its earnings release, after disclosing that it may have failed to pay thousands of pensions because the individuals had “moved jobs, relocated or otherwise could not be located.”

3

Management Review – continued

Stock selection in both the leisure and health care sectors also detracted from relative performance. Within the leisure sector, not owning internet TV show and movie subscription services provider Netflix and an overweight position in cable services provider Comcast hindered relative returns. The share price of Netflix advanced sharply after management reported impressive revenue growth that was well ahead of consensus estimates due to strong subscriber growth and higher average selling prices. Within the health care sector, overweight positions in biopharmaceutical company Celgene and health services and information technology company McKesson (h) held back relative results. The share price of Celgene detracted sharply at the beginning of the reporting period. Sales of the company’s psoriasis product Otezla were lower than consensus estimates, due to reimbursement challenges. Management also adjusted full year total revenue guidance to the lower end of prior guidance, and decreased its 2020 outlook due to weakness in the company’s Inflammation and Immunology segment.

Stocks in other sectors that detracted from relative returns included the fund’s holdings of automotive seats manufacturer Lear (b). Despite reporting record sales and earnings, shares of Lear fell after the company posted adjusted earnings per share results that were slightly below estimates, negatively impacting the stock price. Additionally, overweight positions in food producer Tyson Foods and tobacco company Philip Morris International, and an underweight position in computer and personal electronics maker Apple, further detracted from relative performance.

Contributors to Performance

Stock selection in the industrial goods & services sector aided relative performance. Within this sector, the fund’s underweight position in diversified industrial conglomerate General Electric (h), and an overweight position in aerospace company Boeing, bolstered relative returns. The share price of General Electric declined after the company’s new management team significantly reduced its expectations for earnings and cash flow and cut its dividend in half. Additionally, shares reacted negatively to impairment charges and weakness in its power business.

Stock selection in both the utilities & communications and basic materials sectors also benefited relative results. Within the utilities & communications sector, an underweight position in telecommunication services provider AT&T (h) helped relative performance as the company reported lower-than-expected revenues and margins driven by weakness in both its Wireless and Entertainment segments. Additionally, rising interest rates negatively affected most higher-yielding sectors of the equity markets. Within the basic materials sector, an overweight positon in nitrogen fertilizer producer CF Industries boosted relative returns. The share price of CF Industries appreciated following better-than-expected sales volumes and higher realized prices for ammonia and urea, along with a lower tax rate and investor-friendly guidance on capital allocation plans. Additionally, the company announced a new share buyback program and reaffirmed its commitment to pay down $500 million of debt, due in 2020.

Stocks in other sectors that contributed to relative returns included overweight positons in network equipment company Cisco Systems, commercial fuel card provider FleetCor Technologies, railroad and freight transportation services provider Union Pacific, multinational retailer Best Buy, apparel retailer Ross Stores and wholesale retailer Costco Wholesale. The share price of Cisco Systems advanced consistently throughout

4

Management Review – continued

the period on the back of better-than-expected forward revenue guidance, solid growth in orders and strong growth in the company’s security business. Management also highlighted robust demand for its next-generation subscription-based switching platform, and strong economy as a key reason for its optimism moving forward.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	8/07/97	15.72%	12.39%	11.18%	N/A
B	8/11/97	14.88%	11.56%	10.36%	N/A
C	8/11/97	14.86%	11.56%	10.36%	N/A
I	1/14/94	16.00%	12.68%	11.44%	N/A
R1	9/02/08	14.88%	11.57%	10.36%	N/A
R2	9/02/08	15.47%	12.12%	10.92%	N/A
R3	9/02/08	15.73%	12.39%	11.19%	N/A
R4	9/02/08	16.02%	12.68%	11.46%	N/A
R6	6/01/12	16.16%	12.81%	N/A	15.00%
Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		17.91%	13.95%	11.97%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		9.07%	11.07%	10.53%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		10.88%	11.30%	10.36%	N/A
C With CDSC (1% for 12 months) (v)		13.86%	11.56%	10.36%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

April 1, 2018 through September 30, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2018 through September 30, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/18	Ending Account Value 9/30/18	Expenses Paid During Period (p) 4/01/18-9/30/18
A	Actual	0.75%	$1,000.00	$1,105.79	$3.96
	Hypothetical (h)	0.75%	$1,000.00	$1,021.31	$3.80
B	Actual	1.50%	$1,000.00	$1,101.77	$7.90
	Hypothetical (h)	1.50%	$1,000.00	$1,017.55	$7.59
C	Actual	1.50%	$1,000.00	$1,101.29	$7.90
	Hypothetical (h)	1.50%	$1,000.00	$1,017.55	$7.59
I	Actual	0.50%	$1,000.00	$1,106.92	$2.64
	Hypothetical (h)	0.50%	$1,000.00	$1,022.56	$2.54
R1	Actual	1.49%	$1,000.00	$1,101.63	$7.85
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
R2	Actual	1.00%	$1,000.00	$1,104.33	$5.28
	Hypothetical (h)	1.00%	$1,000.00	$1,020.05	$5.06
R3	Actual	0.75%	$1,000.00	$1,105.77	$3.96
	Hypothetical (h)	0.75%	$1,000.00	$1,021.31	$3.80
R4	Actual	0.50%	$1,000.00	$1,107.17	$2.64
	Hypothetical (h)	0.50%	$1,000.00	$1,022.56	$2.54
R6	Actual	0.37%	$1,000.00	$1,107.86	$1.96
	Hypothetical (h)	0.37%	$1,000.00	$1,023.21	$1.88

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

9/30/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.2%
Issuer	Shares/Par	Value ($)
Aerospace - 5.3%
Boeing Co.	79,108	$29,420,265
Honeywell International, Inc.	124,833	20,772,211
Leidos Holdings, Inc.	98,131	6,786,740
Lockheed Martin Corp.	7,963	2,754,880
Textron, Inc.	166,172	11,876,313
United Technologies Corp.	2,640	369,098

		$71,979,507
Airlines - 1.1%
Delta Air Lines, Inc.	261,015	$15,094,498

Alcoholic Beverages - 1.2%
Molson Coors Brewing Co.	261,460	$16,079,790

Automotive - 1.1%
Lear Corp.	107,038	$15,520,510

Biotechnology - 2.4%
Biogen, Inc. (a)	65,996	$23,317,047
Celgene Corp. (a)	103,710	9,281,008

		$32,598,055
Business Services - 3.0%
DXC Technology Co.	197,911	$18,508,637
FleetCor Technologies, Inc. (a)	83,292	18,977,249
Global Payments, Inc.	27,501	3,503,627

		$40,989,513
Cable TV - 1.8%
Comcast Corp., “A”	688,714	$24,387,363

Chemicals - 1.7%
CF Industries Holdings, Inc.	391,129	$21,293,063
Eastman Chemical Co.	25,577	2,448,230

		$23,741,293
Computer Software - 6.6%
Adobe Systems, Inc. (a)	79,585	$21,483,971
Microsoft Corp.	571,088	65,315,335

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - continued
Salesforce.com, Inc. (a)	19,913	$3,166,764

		$89,966,070
Computer Software - Systems - 4.1%
Apple, Inc.	206,768	$46,675,808
Hewlett Packard Enterprise	532,057	8,677,850

		$55,353,658
Construction - 0.4%
Pulte Homes, Inc.	233,226	$5,777,008

Consumer Products - 0.3%
Kimberly-Clark Corp.	30,633	$3,481,134

Consumer Services - 1.4%
Bookings Holdings, Inc. (a)	9,653	$19,151,552

Electrical Equipment - 0.1%
HD Supply Holdings, Inc. (a)	48,151	$2,060,381

Electronics - 2.8%
Intel Corp.	568,638	$26,890,891
NVIDIA Corp.	40,562	11,398,733

		$38,289,624
Energy - Independent - 4.1%
EOG Resources, Inc.	164,965	$21,044,585
Phillips 66	168,780	19,024,882
Pioneer Natural Resources Co.	12,643	2,202,284
Valero Energy Corp.	114,332	13,005,265

		$55,277,016
Energy - Integrated - 0.4%
Chevron Corp.	5,984	$731,724
Exxon Mobil Corp.	61,715	5,247,009

		$5,978,733
Food & Beverages - 1.7%
PepsiCo, Inc.	147,008	$16,435,494
Tyson Foods, Inc., “A”	116,709	6,947,687

		$23,383,181
Gaming & Lodging - 1.3%
Marriott International, Inc., “A”	139,063	$18,360,488

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Health Maintenance Organizations - 2.4%
Humana Inc.	58,365	$19,757,720
UnitedHealth Group, Inc.	2,421	644,083
WellCare Health Plans, Inc. (a)	37,566	12,039,527

		$32,441,330
Insurance - 4.0%
Allstate Corp.	142,334	$14,048,366
Berkshire Hathaway, Inc., “B” (a)	38,907	8,330,378
MetLife, Inc.	337,814	15,782,670
Prudential Financial, Inc.	158,715	16,081,004

		$54,242,418
Internet - 4.6%
Alphabet, Inc., “A” (a)	21,619	$26,095,863
Alphabet, Inc., “C” (a)	22,424	26,762,371
Facebook, Inc., “A” (a)	58,364	9,598,543

		$62,456,777
Leisure & Toys - 1.5%
Electronic Arts, Inc. (a)	165,431	$19,932,781

Machinery & Tools - 2.2%
AGCO Corp.	65,189	$3,962,839
Eaton Corp. PLC	230,921	20,027,779
Ingersoll-Rand Co. Ltd., “A”	53,430	5,465,889

		$29,456,507
Major Banks - 6.6%
Bank of America Corp.	1,051,412	$30,974,598
Goldman Sachs Group, Inc.	15,035	3,371,448
JPMorgan Chase & Co.	73,937	8,343,051
Morgan Stanley	418,388	19,484,329
Wells Fargo & Co.	529,418	27,826,210

		$89,999,636
Medical & Health Technology & Services - 2.4%
HCA Healthcare, Inc.	86,006	$11,965,155
Walgreens Boots Alliance, Inc.	292,767	21,342,714

		$33,307,869
Medical Equipment - 2.1%
Align Technology, Inc. (a)	8,838	$3,457,602
Medtronic PLC	252,975	24,885,151

		$28,342,753

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Pipeline - 0.1%
Kinder Morgan, Inc.	47,740	$846,430

Network & Telecom - 2.2%
Cisco Systems, Inc.	620,661	$30,195,158

Oil Services - 0.9%
Schlumberger Ltd.	196,214	$11,953,357

Other Banks & Diversified Financials - 3.8%
Citigroup, Inc.	194,207	$13,932,410
Discover Financial Services	226,842	17,342,071
Mastercard, Inc., “A”	22,294	4,962,867
Synchrony Financial	387,814	12,053,259
Visa, Inc., “A”	18,519	2,779,517

		$51,070,124
Pharmaceuticals - 6.0%
Bristol-Myers Squibb Co.	360,125	$22,356,560
Eli Lilly & Co.	92,532	9,929,609
Johnson & Johnson	274,787	37,967,320
Pfizer, Inc.	252,395	11,123,047

		$81,376,536
Railroad & Shipping - 2.0%
Union Pacific Corp.	165,193	$26,898,376

Real Estate - 2.8%
Extra Space Storage, Inc., REIT	200,241	$17,348,880
Host Hotels & Resorts, Inc., REIT	46,757	986,573
Life Storage, Inc., REIT	87,914	8,365,896
Store Capital Corp., REIT	422,298	11,735,662

		$38,437,011
Restaurants - 1.0%
Aramark	82,330	$3,541,836
U.S. Foods Holding Corp. (a)	320,657	9,882,649

		$13,424,485
Specialty Stores - 7.4%
Amazon.com, Inc. (a)	27,173	$54,427,519
Best Buy Co., Inc.	81,039	6,431,255
Costco Wholesale Corp.	87,633	20,583,239
Lululemon Athletica, Inc. (a)	5,593	908,807
Ross Stores, Inc.	122,853	12,174,732

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - continued
Urban Outfitters, Inc. (a)	144,986	$5,929,927

		$100,455,479
Telephone Services - 0.8%
CenturyLink, Inc.	295,264	$6,259,597
Verizon Communications, Inc.	77,116	4,117,223

		$10,376,820
Tobacco - 1.7%
Philip Morris International, Inc.	292,266	$23,831,370

Utilities - Electric Power - 3.9%
AES Corp.	990,232	$13,863,248
American Electric Power Co., Inc.	23,991	1,700,482
Exelon Corp.	465,968	20,344,163
NRG Energy, Inc.	399,938	14,957,681
Vistra Energy Corp. (a)	64,797	1,612,150

		$52,477,724
Total Common Stocks (Identified Cost, $1,017,152,351)		$1,348,992,315

Investment Companies (h) - 0.0%
Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 2.09% (v) (Identified Cost, $13,366)	13,366	$13,366

Other Assets, Less Liabilities - 0.8%		10,709,122
Net Assets - 100.0%		$1,359,714,803

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $13,366 and $1,348,992,315, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,017,152,351)	$1,348,992,315
Investments in affiliated issuers, at value (identified cost, $13,366)	13,366
Receivables for
Investments sold	130,325,461
Fund shares sold	773,119
Dividends	1,164,719
Receivable from investment adviser	61,038
Other assets	758
Total assets	$1,481,330,776
Liabilities
Payable to custodian	$18,581,280
Notes payable	100,000,000
Payables for
Fund shares reacquired	1,894,367
Payable to affiliates
Shareholder servicing costs	959,948
Distribution and service fees	26,227
Payable for independent Trustees’ compensation	232
Accrued expenses and other liabilities	153,919
Total liabilities	$121,615,973
Net assets	$1,359,714,803
Net assets consist of
Paid-in capital	$923,523,826
Total distributable earnings (loss)	436,190,977
Net assets	$1,359,714,803
Shares of beneficial interest outstanding	45,565,632

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$303,929,177	10,203,173	$29.79
Class B	21,576,964	752,264	28.68
Class C	70,298,960	2,486,860	28.27
Class I	498,168,610	16,480,207	30.23
Class R1	13,184,748	464,398	28.39
Class R2	73,654,980	2,577,440	28.58
Class R3	113,415,024	3,820,308	29.69
Class R4	44,630,081	1,489,847	29.96
Class R6	220,856,259	7,291,135	30.29

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $31.61 [100 / 94.25 x $29.79]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$27,798,253
Dividends from affiliated issuers	163,865
Other	54,954
Total investment income	$28,017,072
Expenses
Management fee	$5,974,296
Distribution and service fees	2,551,565
Shareholder servicing costs	1,624,299
Administrative services fee	234,551
Independent Trustees’ compensation	28,716
Custodian fee	83,593
Shareholder communications	57,341
Audit and tax fees	54,946
Legal fees	12,516
Miscellaneous	233,404
Total expenses	$10,855,227
Reduction of expenses by investment adviser and distributor	(1,020,948)
Net expenses	$9,834,279
Net investment income (loss)	$18,182,793
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$130,084,482
Affiliated issuers	(2,529)
Net realized gain (loss)	$130,081,953
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$74,797,418
Affiliated issuers	(36)
Net unrealized gain (loss)	$74,797,382
Net realized and unrealized gain (loss)	$204,879,335
Change in net assets from operations	$223,062,128

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	9/30/18	9/30/17
Change in net assets
From operations
Net investment income (loss)	$18,182,793	$15,206,664
Net realized gain (loss)	130,081,953	39,772,477
Net unrealized gain (loss)	74,797,382	134,820,011
Change in net assets from operations	$223,062,128	$189,799,152
Total distributions declared to shareholders (a)	$(52,016,333)	$(11,975,927)
Change in net assets from fund share transactions	$(246,795,377)	$114,357,754
Total change in net assets	$(75,749,582)	$292,180,979
Net assets
At beginning of period	1,435,464,385	1,143,283,406
At end of period (b)	$1,359,714,803	$1,435,464,385

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 2. For the year ended September 30, 2017, distributions from net investment income were $11,975,927.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended September 30, 2017, end of period net assets included undistributed net investment income of $15,206,558.

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	9/30/18	9/30/17	9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$26.59	$23.16	$21.36	$22.59	$18.95
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.27	$0.27	$0.27	$0.24
Net realized and unrealized gain (loss)	3.79	3.39	2.24	(0.52)	3.71
Total from investment operations	$4.10	$3.66	$2.51	$(0.25)	$3.95
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.23)	$(0.16)	$(0.20)	$(0.26)
From net realized gain	(0.57)	—	(0.55)	(0.78)	(0.05)
Total distributions declared to shareholders	$(0.90)	$(0.23)	$(0.71)	$(0.98)	$(0.31)
Net asset value, end of period (x)	$29.79	$26.59	$23.16	$21.36	$22.59
Total return (%) (r)(s)(t)(x)	15.72	15.92	11.92	(1.28)	21.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.84	0.91	1.09	1.11
Expenses after expense reductions (f)	0.74	0.74	0.74	0.75	0.85
Net investment income (loss)	1.10	1.11	1.23	1.20	1.14
Portfolio turnover	64	62	43	49	42
Net assets at end of period (000 omitted)	$303,929	$271,188	$288,782	$206,403	$107,651

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended
	9/30/18	9/30/17	9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$25.62	$22.34	$20.70	$21.97	$18.46
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.09	$0.10	$0.10	$0.08
Net realized and unrealized gain (loss)	3.66	3.26	2.17	(0.51)	3.63
Total from investment operations	$3.75	$3.35	$2.27	$(0.41)	$3.71
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.07)	$(0.08)	$(0.08)	$(0.15)
From net realized gain	(0.57)	—	(0.55)	(0.78)	(0.05)
Total distributions declared to shareholders	$(0.69)	$(0.07)	$(0.63)	$(0.86)	$(0.20)
Net asset value, end of period (x)	$28.68	$25.62	$22.34	$20.70	$21.97
Total return (%) (r)(s)(t)(x)	14.84	15.05	11.09	(2.04)	20.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.59	1.66	1.84	1.86
Expenses after expense reductions (f)	1.49	1.49	1.49	1.51	1.60
Net investment income (loss)	0.33	0.36	0.48	0.45	0.39
Portfolio turnover	64	62	43	49	42
Net assets at end of period (000 omitted)	$21,577	$21,193	$20,585	$15,004	$7,619

Class C	Year ended
	9/30/18	9/30/17	9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$25.26	$22.03	$20.43	$21.72	$18.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.09	$0.10	$0.10	$0.08
Net realized and unrealized gain (loss)	3.61	3.21	2.14	(0.50)	3.59
Total from investment operations	$3.70	$3.30	$2.24	$(0.40)	$3.67
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.07)	$(0.09)	$(0.11)	$(0.17)
From net realized gain	(0.57)	—	(0.55)	(0.78)	(0.05)
Total distributions declared to shareholders	$(0.69)	$(0.07)	$(0.64)	$(0.89)	$(0.22)
Net asset value, end of period (x)	$28.27	$25.26	$22.03	$20.43	$21.72
Total return (%) (r)(s)(t)(x)	14.86	15.03	11.10	(2.05)	20.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.59	1.66	1.85	1.86
Expenses after expense reductions (f)	1.49	1.49	1.49	1.50	1.60
Net investment income (loss)	0.33	0.36	0.48	0.45	0.38
Portfolio turnover	64	62	43	49	42
Net assets at end of period (000 omitted)	$70,299	$74,489	$79,309	$58,221	$18,597

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended
	9/30/18	9/30/17	9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$26.96	$23.48	$21.61	$22.84	$19.14
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.34	$0.33	$0.33	$0.30
Net realized and unrealized gain (loss)	3.85	3.43	2.28	(0.53)	3.75
Total from investment operations	$4.23	$3.77	$2.61	$(0.20)	$4.05
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.29)	$(0.19)	$(0.25)	$(0.30)
From net realized gain	(0.57)	—	(0.55)	(0.78)	(0.05)
Total distributions declared to shareholders	$(0.96)	$(0.29)	$(0.74)	$(1.03)	$(0.35)
Net asset value, end of period (x)	$30.23	$26.96	$23.48	$21.61	$22.84
Total return (%) (r)(s)(t)(x)	16.00	16.17	12.26	(1.06)	21.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.59	0.66	0.84	0.86
Expenses after expense reductions (f)	0.49	0.49	0.49	0.51	0.60
Net investment income (loss)	1.34	1.34	1.48	1.44	1.40
Portfolio turnover	64	62	43	49	42
Net assets at end of period (000 omitted)	$498,169	$640,745	$366,304	$248,445	$150,846

Class R1	Year ended
	9/30/18	9/30/17	9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$25.38	$22.13	$20.62	$21.83	$18.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.09	$0.10	$0.10	$0.10
Net realized and unrealized gain (loss)	3.62	3.23	2.16	(0.50)	3.58
Total from investment operations	$3.71	$3.32	$2.26	$(0.40)	$3.68
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.07)	$(0.20)	$(0.03)	$(0.14)
From net realized gain	(0.57)	—	(0.55)	(0.78)	(0.05)
Total distributions declared to shareholders	$(0.70)	$(0.07)	$(0.75)	$(0.81)	$(0.19)
Net asset value, end of period (x)	$28.39	$25.38	$22.13	$20.62	$21.83
Total return (%) (r)(s)(t)(x)	14.84	15.04	11.12	(2.02)	20.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.59	1.66	1.83	1.84
Expenses after expense reductions (f)	1.49	1.49	1.49	1.51	1.60
Net investment income (loss)	0.33	0.36	0.45	0.46	0.48
Portfolio turnover	64	62	43	49	42
Net assets at end of period (000 omitted)	$13,185	$14,665	$13,775	$479	$263

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended
	9/30/18	9/30/17	9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$25.58	$22.31	$20.63	$21.87	$18.36
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.20	$0.21	$0.21	$0.19
Net realized and unrealized gain (loss)	3.65	3.25	2.16	(0.50)	3.59
Total from investment operations	$3.88	$3.45	$2.37	$(0.29)	$3.78
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.18)	$(0.14)	$(0.17)	$(0.22)
From net realized gain	(0.57)	—	(0.55)	(0.78)	(0.05)
Total distributions declared to shareholders	$(0.88)	$(0.18)	$(0.69)	$(0.95)	$(0.27)
Net asset value, end of period (x)	$28.58	$25.58	$22.31	$20.63	$21.87
Total return (%) (r)(s)(t)(x)	15.47	15.56	11.66	(1.53)	20.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.09	1.16	1.34	1.36
Expenses after expense reductions (f)	0.99	0.99	0.99	1.01	1.10
Net investment income (loss)	0.85	0.86	0.98	0.95	0.90
Portfolio turnover	64	62	43	49	42
Net assets at end of period (000 omitted)	$73,655	$41,539	$37,580	$23,372	$11,586

Class R3	Year ended
	9/30/18	9/30/17	9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$26.49	$23.08	$21.27	$22.51	$18.88
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.27	$0.27	$0.28	$0.24
Net realized and unrealized gain (loss)	3.78	3.37	2.24	(0.54)	3.70
Total from investment operations	$4.09	$3.64	$2.51	$(0.26)	$3.94
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.23)	$(0.15)	$(0.20)	$(0.26)
From net realized gain	(0.57)	—	(0.55)	(0.78)	(0.05)
Total distributions declared to shareholders	$(0.89)	$(0.23)	$(0.70)	$(0.98)	$(0.31)
Net asset value, end of period (x)	$29.69	$26.49	$23.08	$21.27	$22.51
Total return (%) (r)(s)(t)(x)	15.73	15.89	11.96	(1.33)	21.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.84	0.91	1.08	1.11
Expenses after expense reductions (f)	0.74	0.74	0.74	0.76	0.85
Net investment income (loss)	1.11	1.11	1.24	1.21	1.15
Portfolio turnover	64	62	43	49	42
Net assets at end of period (000 omitted)	$113,415	$110,105	$99,753	$85,800	$66,846

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended
	9/30/18	9/30/17	9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$26.72	$23.27	$21.43	$22.65	$18.98
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.34	$0.33	$0.33	$0.30
Net realized and unrealized gain (loss)	3.82	3.40	2.24	(0.52)	3.72
Total from investment operations	$4.20	$3.74	$2.57	$(0.19)	$4.02
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.29)	$(0.18)	$(0.25)	$(0.30)
From net realized gain	(0.57)	—	(0.55)	(0.78)	(0.05)
Total distributions declared to shareholders	$(0.96)	$(0.29)	$(0.73)	$(1.03)	$(0.35)
Net asset value, end of period (x)	$29.96	$26.72	$23.27	$21.43	$22.65
Total return (%) (r)(s)(t)(x)	16.02	16.20	12.20	(1.03)	21.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.59	0.67	0.83	0.86
Expenses after expense reductions (f)	0.49	0.49	0.49	0.51	0.60
Net investment income (loss)	1.34	1.36	1.48	1.45	1.40
Portfolio turnover	64	62	43	49	42
Net assets at end of period (000 omitted)	$44,630	$43,741	$43,757	$36,774	$34,241

Class R6	Year ended
	9/30/18	9/30/17	9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$27.01	$23.52	$21.64	$22.86	$19.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.37	$0.34	$0.36	$0.32
Net realized and unrealized gain (loss)	3.86	3.43	2.30	(0.53)	3.75
Total from investment operations	$4.27	$3.80	$2.64	$(0.17)	$4.07
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.31)	$(0.21)	$(0.27)	$(0.32)
From net realized gain	(0.57)	—	(0.55)	(0.78)	(0.05)
Total distributions declared to shareholders	$(0.99)	$(0.31)	$(0.76)	$(1.05)	$(0.37)
Net asset value, end of period (x)	$30.29	$27.01	$23.52	$21.64	$22.86
Total return (%) (r)(s)(t)(x)	16.13	16.31	12.38	(0.93)	21.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.45	0.47	0.53	0.72	0.74
Expenses after expense reductions (f)	0.38	0.37	0.37	0.39	0.48
Net investment income (loss)	1.45	1.48	1.52	1.56	1.48
Portfolio turnover	64	62	43	49	42
Net assets at end of period (000 omitted)	$220,856	$217,799	$193,437	$70,389	$38,128

See Notes to Financial Statements

24

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Core Equity Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the most notable impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across

26

Notes to Financial Statements – continued

transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from

27

Notes to Financial Statements – continued

quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$1,348,992,315	$—	$—	$1,348,992,315
Mutual Funds	13,366	—	—	13,366
Total	$1,349,005,681	$—	$—	$1,349,005,681

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when

28

Notes to Financial Statements – continued

filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 9/30/18	Year ended 9/30/17
Ordinary income (including any short-term capital gains)	$23,966,268	$11,975,927
Long-term capital gains	28,050,065	—
Total distributions	$52,016,333	$11,975,927

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/18
Cost of investments	$1,022,942,038
Gross appreciation	338,646,024
Gross depreciation	(12,582,381)
Net unrealized appreciation (depreciation)	$326,063,643
Undistributed ordinary income	31,296,921
Undistributed long-term capital gain	78,830,413

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared

29

Notes to Financial Statements – continued

separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 9/30/18	Year ended 9/30/17	Year ended 9/30/18	Year ended 9/30/17
Class A	$4,117,923	$2,867,104	$6,966,425	$—
Class B	97,846	67,061	458,657	—
Class C	349,449	256,593	1,626,605	—
Class I	9,168,314	4,341,100	13,274,285	—
Class R1	74,043	43,132	317,043	—
Class R2	867,518	282,411	1,559,477	—
Class R3	1,376,713	1,047,571	2,415,970	—
Class R4	613,666	551,561	898,676	—
Class R6	3,334,531	2,519,394	4,499,192	—
Total	$20,000,003	$11,975,927	$32,016,330	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended September 30, 2018, this management fee reduction amounted to $140,740, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2018 was equivalent to an annual effective rate of 0.38% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.42%

30

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2020. For the year ended September 30, 2018, this reduction amounted to $875,096, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $50,656 for the year ended September 30, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$797,281
Class B	0.75%	0.25%	1.00%	1.00%	214,767
Class C	0.75%	0.25%	1.00%	1.00%	732,673
Class R1	0.75%	0.25%	1.00%	1.00%	137,104
Class R2	0.25%	0.25%	0.50%	0.50%	353,470
Class R3	—	0.25%	0.25%	0.25%	316,270
Total Distribution and Service Fees					$2,551,565

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2018, this rebate amounted to $4,542, $17, $94, $278, $78, and $103 for Class A, Class B, Class C, Class R1, Class R2 and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder

31

Notes to Financial Statements – continued

redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2018, were as follows:

Amount
Class A	$3,273
Class B	26,865
Class C	2,822

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2018, the fee was $77,577, which equated to 0.0051% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,546,722.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2018 was equivalent to an annual effective rate of 0.0154% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended September 30, 2018, the fee paid by the fund under this agreement was $2,580 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

32

Notes to Financial Statements – continued

On March 16, 2017, MFS redeemed 8,411 shares of Class I for an aggregate amount of $213,629.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $3,431,607 and $1,478,770, respectively. The sales transactions resulted in net realized gains (losses) of $(21,743).

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to September 30, 2018, this reimbursement amounted to $54,720, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended September 30, 2018, purchases and sales of investments, other than short-term obligations, aggregated $961,800,481 and $1,237,322,425, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/18		Year ended 9/30/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,918,128	$107,341,564	2,488,462	$61,063,627
Class B	45,185	1,207,781	96,521	2,267,377
Class C	230,508	6,112,107	443,945	10,349,016
Class I	4,485,558	127,422,843	16,650,692	417,410,012
Class R1	87,344	2,329,828	172,759	4,093,631
Class R2	1,720,082	45,235,804	610,830	14,593,269
Class R3	1,859,859	51,886,347	1,351,383	32,750,700
Class R4	178,184	5,042,682	399,135	9,826,911
Class R6	1,292,575	36,491,948	2,013,347	50,959,255
	13,817,423	$383,070,904	24,227,074	$603,313,798

33

Notes to Financial Statements – continued

	Year ended 9/30/18		Year ended 9/30/17
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	276,200	$7,556,836	104,892	$2,514,258
Class B	20,272	537,421	2,759	64,121
Class C	65,155	1,701,852	9,411	215,597
Class I	757,484	20,989,884	152,979	3,711,270
Class R1	14,904	391,086	1,874	43,132
Class R2	90,009	2,367,245	11,872	274,483
Class R3	139,079	3,792,683	43,850	1,047,571
Class R4	55,074	1,512,342	22,943	551,561
Class R6	273,498	7,589,564	99,964	2,427,136
	1,691,675	$46,438,913	450,544	$10,849,129

Shares reacquired
Class A	(4,191,042)	$(118,071,424)	(4,860,192)	$(119,377,984)
Class B	(140,442)	(3,788,001)	(193,275)	(4,647,856)
Class C	(757,823)	(20,162,746)	(1,104,110)	(25,896,409)
Class I	(12,532,916)	(362,869,769)	(8,636,724)	(216,454,542)
Class R1	(215,765)	(5,788,999)	(219,186)	(5,191,521)
Class R2	(856,317)	(23,014,815)	(683,791)	(16,209,654)
Class R3	(2,335,207)	(65,553,122)	(1,560,681)	(38,523,760)
Class R4	(380,644)	(10,666,554)	(665,088)	(16,386,295)
Class R6	(2,339,635)	(66,389,764)	(2,274,359)	(57,117,152)
	(23,749,791)	$(676,305,194)	(20,197,406)	$(499,805,173)

Net change
Class A	3,286	$(3,173,024)	(2,266,838)	$(55,800,099)
Class B	(74,985)	(2,042,799)	(93,995)	(2,316,358)
Class C	(462,160)	(12,348,787)	(650,754)	(15,331,796)
Class I	(7,289,874)	(214,457,042)	8,166,947	204,666,740
Class R1	(113,517)	(3,068,085)	(44,553)	(1,054,758)
Class R2	953,774	24,588,234	(61,089)	(1,341,902)
Class R3	(336,269)	(9,874,092)	(165,448)	(4,725,489)
Class R4	(147,386)	(4,111,530)	(243,010)	(6,007,823)
Class R6	(773,562)	(22,308,252)	(161,048)	(3,730,761)
	(8,240,693)	$(246,795,377)	4,480,212	$114,357,754

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2030 Fund and the MFS Lifetime 2040 Fund were the owners of record of approximately 2% and 1% of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020, the MFS Lifetime 2025 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2045

34

Notes to Financial Statements – continued

Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended September 30, 2018, the fund’s commitment fee and interest expense were $9,107 and $25,958, respectively, and are included in “Miscellaneous” expense in the Statement of Operations. The period-end carrying value of the outstanding borrowings under this agreement on the fund’s Statement of Assets and Liabilities approximates its fair value which would have been considered level 2 under the fair value hierarchy disclosure if the liability were carried at fair value. The outstanding borrowings were paid in full on October 1, 2018.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		16,195,027	309,864,144	(326,045,805)	13,366

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(2,529)	$(36)	$—	$163,865	$13,366

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XI and the Shareholders of MFS Blended Research Core Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Core Equity Fund (the “Fund”), including the portfolio of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018,

36

Report of Independent Registered Public Accounting Firm – continued

by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

37

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

42

Trustees and Officers – continued

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon
Matt Krummell
Jonathan Sage
Jed Stocks

43

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

44

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by

45

Board Review of Investment Advisory Agreement – continued

Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

46

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

47

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $58,504,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 84.97% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

48

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

September 30, 2018

MFS® Mid Cap Value Fund

MDV-ANN

MFS® Mid Cap Value Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction and geopolitical uncertainty have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, global markets have become less synchronized, with equity markets in the U.S. outperforming most international markets. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe, China and some emerging markets.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains fairly accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. Around the world, inflation remains largely subdued, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could dampen business sentiment, leading to slower global growth.

As a global investment manager with nearly a century of expertise, MFS® firmly believes that active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform to try to do these things. Our long-term perspective influences nearly every aspect of our business, aligning our investment decisions with clients’ investing time horizons.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

November 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Hartford Financial Services Group, Inc.	1.3%
KeyCorp	1.3%
NASDAQ, Inc.	1.2%
L3 Technologies, Inc.	1.2%
Andeavor	1.2%
Huntington Bancshares, Inc.	1.1%
SunTrust Banks, Inc.	1.1%
Fidelity National Information Services, Inc.	1.1%
Zimmer Biomet Holdings, Inc.	1.1%
Life Storage, Inc., REIT	1.1%

Equity sectors
Financial Services	27.7%
Utilities & Communications	10.1%
Industrial Goods & Services	9.9%
Energy	7.3%
Basic Materials	7.1%
Technology	6.7%
Health Care	6.2%
Consumer Staples	5.7%
Special Products & Services	4.1%
Autos & Housing	3.9%
Retailing	3.8%
Leisure	3.6%
Transportation	2.1%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of September 30, 2018.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2018, Class A shares of the MFS Mid Cap Value Fund (“fund”) provided a total return of 8.37%, at net asset value. This compares with a return of 8.81% for the fund’s benchmark, the Russell Midcap® Value Index.

Market Environment

Despite headwinds from increasing global trade tensions, several US equity indices advanced to set new record highs late in the period after rebounding from a mid-period market correction. Very strong earnings per share and revenue growth helped, in part, by the late-2017 US tax reform package, has underpinned the advance, as has solid US economic growth. Strong fundamentals have brought US equity valuations down from elevated levels earlier in the period to multiples more in line with long-term averages. While the US economy has maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

During the period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of hikes to eight since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Credit spreads remained quite tight, particularly in US high yield credits. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets late in the period.

Detractors from Performance

Security selection in the technology, retailing and energy sectors was a primary factor detracting from performance relative to the Russell Midcap® Value Index. Within the technology sector, not holding shares of social networking service provider Twitter and the timing of the fund’s overweight position in consumer transactions technology solutions provider NCR weighed on relative returns. Shares of Twitter advanced on solid user growth, notably in international markets, that helped drive better-than-expected advertising revenues. Within the retailing sector, the fund’s overweight position in L Brands and holdings of Hanesbrands (b) hurt relative returns. L Brands’

Management Review – continued

stock price declined as disappointing same-store sales and higher labor costs weighed on corporate profit margins and led management to revise its full-year outlook lower. Although security selection in the energy sector also weakened relative returns, there were no individual stocks within this sector among the fund’s top relative detractors during the reporting period.

Elsewhere, the fund’s overweight positions in global investment management firm Invesco, commercial products manufacturer Newell Brands, home appliances manufacturer Whirlpool, residential and commercial building materials manufacturer Owens Corning, specialty materials and consumer packaging company Berry Global Group and food producer TreeHouse Foods further hindered relative performance. Shares of Invesco underperformed the index as disappointing inflows, larger-than-expected outflows and a lower average effective fee rate appeared to have weighed on investor sentiment.

Contributors to Performance

Stock selection in the financial services, industrial goods & services and utilities & communications sectors benefited relative performance during the reporting period. Within the financial services sector, an overweight position in shares of general insurance services provider XL Group (h)  lifted relative returns. The stock price of XL Group rose during the period, following the announcement that AXA would acquire the company. Although security selection within both the industrial goods & services and utilities & communications sectors also helped relative results, there were no individual stocks within these sectors that were among the fund’s top relative contributors during the reporting period.

Stocks in other sectors that supported relative returns included the fund’s overweight positions in full-service crude oil logistics company Andeavor, health care services provider Premier, apparel retailer Urban Outfitters, electronic design solutions company Keysight Technologies and oil and gas exploration company Energen. The stock price of Andeavor benefited from the announcement that the company will be acquired by Marathon Petroleum Corporation in a deal that will allow Marathon Petroleum to have a large asset base on the West Coast to complement their existing assets in the Gulf Coast and Midwest regions. Holding shares of payment processing company First Data (b) and specialty rural lifestyle retailer Tractor Supply Company (b) also benefited relative returns. Lastly, not holding shares of computer hard drive maker Western Digital and the timing of the fund’s ownership in shares of grocery chain Kroger further helped relative results.

Respectfully,

Portfolio Manager(s)

Kevin Schmitz and Brooks Taylor

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 9/30/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	8/31/01	8.37%	9.63%	11.52%	N/A
B	11/01/01	7.59%	8.81%	10.69%	N/A
C	11/01/01	7.53%	8.79%	10.68%	N/A
I	11/01/01	8.66%	9.91%	11.80%	N/A
R1	4/01/05	7.60%	8.80%	10.69%	N/A
R2	10/31/03	8.11%	9.34%	11.25%	N/A
R3	4/01/05	8.37%	9.63%	11.52%	N/A
R4	4/01/05	8.69%	9.90%	11.81%	N/A
R6	2/01/13	8.80%	10.06%	N/A	12.03%
529A	7/31/02	8.33%	9.59%	11.46%	N/A
529B	7/31/02	7.49%	8.75%	10.61%	N/A
529C	7/31/02	7.51%	8.77%	10.63%	N/A
Comparative benchmark(s)
Russell Midcap® Value Index (f)		8.81%	10.72%	11.29%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		2.14%	8.34%	10.86%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		3.59%	8.53%	10.69%	N/A
C With CDSC (1% for 12 months) (v)		6.53%	8.79%	10.68%	N/A
529A With initial Sales Charge (5.75%)		2.10%	8.30%	10.80%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		3.49%	8.46%	10.61%	N/A
529C With CDSC (1% for 12 months) (v)		6.51%	8.77%	10.63%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition(s)

Russell Midcap® Value Index – constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2018 through September 30, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2018 through September 30, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/18	Ending Account Value 9/30/18	Expenses Paid During Period (p) 4/01/18-9/30/18
A	Actual	1.07%	$1,000.00	$1,057.95	$5.52
	Hypothetical (h)	1.07%	$1,000.00	$1,019.70	$5.42
B	Actual	1.82%	$1,000.00	$1,053.93	$9.37
	Hypothetical (h)	1.82%	$1,000.00	$1,015.94	$9.20
C	Actual	1.82%	$1,000.00	$1,053.69	$9.37
	Hypothetical (h)	1.82%	$1,000.00	$1,015.94	$9.20
I	Actual	0.82%	$1,000.00	$1,059.58	$4.23
	Hypothetical (h)	0.82%	$1,000.00	$1,020.96	$4.15
R1	Actual	1.82%	$1,000.00	$1,054.08	$9.37
	Hypothetical (h)	1.82%	$1,000.00	$1,015.94	$9.20
R2	Actual	1.32%	$1,000.00	$1,056.68	$6.81
	Hypothetical (h)	1.32%	$1,000.00	$1,018.45	$6.68
R3	Actual	1.07%	$1,000.00	$1,058.18	$5.52
	Hypothetical (h)	1.07%	$1,000.00	$1,019.70	$5.42
R4	Actual	0.82%	$1,000.00	$1,059.44	$4.23
	Hypothetical (h)	0.82%	$1,000.00	$1,020.96	$4.15
R6	Actual	0.68%	$1,000.00	$1,059.93	$3.51
	Hypothetical (h)	0.68%	$1,000.00	$1,021.66	$3.45
529A	Actual	1.11%	$1,000.00	$1,057.56	$5.73
	Hypothetical (h)	1.11%	$1,000.00	$1,019.50	$5.62
529B	Actual	1.86%	$1,000.00	$1,053.74	$9.58
	Hypothetical (h)	1.86%	$1,000.00	$1,015.74	$9.40
529C	Actual	1.87%	$1,000.00	$1,053.54	$9.63
	Hypothetical (h)	1.87%	$1,000.00	$1,015.69	$9.45

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

9/30/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.2%
Issuer	Shares/Par	Value ($)
Aerospace - 2.8%
Harris Corp.	425,208	$71,949,446
L3 Technologies, Inc.	427,223	90,836,154
Leidos Holdings, Inc.	783,882	54,213,279

		$216,998,879
Airlines - 1.3%
Alaska Air Group, Inc.	460,969	$31,742,325
Delta Air Lines, Inc.	1,259,387	72,830,350

		$104,572,675
Alcoholic Beverages - 0.4%
Molson Coors Brewing Co.	512,638	$31,527,237

Apparel Manufacturers - 1.3%
Hanesbrands, Inc.	2,633,163	$48,529,194
PVH Corp.	372,909	53,848,060

		$102,377,254
Automotive - 0.9%
Adient PLC	735,740	$28,921,939
Harley-Davidson, Inc.	924,264	41,869,159

		$70,791,098
Broadcasting - 0.7%
Interpublic Group of Companies, Inc.	2,320,780	$53,076,239

Brokerage & Asset Managers - 4.2%
Apollo Global Management LLC, “A”	1,453,214	$50,208,543
Invesco Ltd.	2,231,117	51,047,957
NASDAQ, Inc.	1,087,095	93,272,751
Raymond James Financial, Inc.	731,717	67,354,550
TD Ameritrade Holding Corp.	1,244,937	65,770,022

		$327,653,823
Business Services - 4.0%
Amdocs Ltd.	1,095,500	$72,281,090
Brenntag AG	482,272	29,766,524
Fidelity National Information Services, Inc.	791,740	86,355,082
First Data Corp. (a)	2,859,351	69,968,319
Global Payments, Inc.	441,273	56,218,180

		$314,589,195

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Cable TV - 0.4%
Altice USA, Inc.	1,585,439	$28,759,863

Chemicals - 2.5%
Celanese Corp.	470,496	$53,636,544
Eastman Chemical Co.	870,385	83,313,252
PPG Industries, Inc.	501,282	54,704,905

		$191,654,701
Computer Software - 0.7%
Check Point Software Technologies Ltd. (a)	468,589	$55,138,868

Computer Software - Systems - 2.2%
NCR Corp. (a)	1,378,356	$39,159,094
NICE Systems Ltd., ADR (a)	521,100	59,650,317
Verint Systems, Inc. (a)	540,908	27,099,491
Xerox Corp.	1,787,100	48,215,958

		$174,124,860
Construction - 2.4%
Owens Corning	1,018,987	$55,300,424
Stanley Black & Decker, Inc.	556,461	81,488,149
Toll Brothers, Inc.	628,655	20,764,475
Vulcan Materials Co.	236,254	26,271,445

		$183,824,493
Consumer Products - 0.8%
Coty, Inc., “A”	2,099,213	$26,366,115
Newell Brands, Inc.	1,730,918	35,137,636

		$61,503,751
Containers - 2.4%
Berry Global Group, Inc. (a)	1,196,390	$57,893,312
Graphic Packaging Holding Co.	3,356,615	47,026,176
Sealed Air Corp.	964,937	38,742,220
WestRock Co.	829,395	44,322,869

		$187,984,577
Electrical Equipment - 2.2%
HD Supply Holdings, Inc. (a)	1,820,672	$77,906,555
Sensata Technologies Holding PLC (a)	1,015,142	50,300,286
TE Connectivity Ltd.	506,357	44,523,971

		$172,730,812

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - 3.2%
Analog Devices, Inc.	739,251	$68,351,147
Keysight Technologies, Inc. (a)	1,043,764	69,180,678
Marvell Technology Group Ltd.	2,506,164	48,368,965
Maxim Integrated Products, Inc.	1,056,973	59,602,708

		$245,503,498
Energy - Independent - 5.5%
Andeavor	587,615	$90,198,902
Cabot Oil & Gas Corp.	2,239,342	50,429,982
Concho Resources, Inc. (a)	220,952	33,750,418
Energen Corp. (a)	441,696	38,060,944
EQT Corp.	806,034	35,650,884
Hess Corp.	1,087,821	77,866,227
PDC Energy, Inc. (a)	674,958	33,045,944
Pioneer Natural Resources Co.	371,409	64,695,734

		$423,699,035
Engineering - Construction - 0.7%
KBR, Inc.	2,528,869	$53,435,002

Food & Beverages - 4.5%
Archer Daniels Midland Co.	1,283,038	$64,498,320
Coca-Cola European Partners PLC	1,353,026	61,522,092
Ingredion, Inc.	392,163	41,161,429
J.M. Smucker Co.	425,498	43,660,350
Post Holdings, Inc. (a)	258,964	25,388,831
Sanderson Farms, Inc.	330,539	34,167,816
TreeHouse Foods, Inc. (a)	417,227	19,964,312
Tyson Foods, Inc., “A”	943,098	56,142,624

		$346,505,774
Food & Drug Stores - 0.4%
Kroger Co.	983,938	$28,642,435

Furniture & Appliances - 0.6%
Whirlpool Corp.	384,654	$45,677,662

Gaming & Lodging - 1.3%
Hilton Worldwide Holdings, Inc.	603,473	$48,748,549
Royal Caribbean Cruises Ltd.	416,049	54,061,407

		$102,809,956
Insurance - 6.6%
Arthur J. Gallagher & Co.	854,583	$63,615,159
Assurant, Inc.	599,521	64,718,292

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - continued
Athene Holding Ltd. (a)	1,148,543	$59,333,731
Brighthouse Financial, Inc. (a)	244,516	10,817,388
Everest Re Group Ltd.	262,249	59,916,029
Hanover Insurance Group, Inc.	438,410	54,086,642
Hartford Financial Services Group, Inc.	2,066,547	103,244,688
Lincoln National Corp.	787,565	53,286,648
Unum Group	1,026,148	40,091,602

		$509,110,179
Leisure & Toys - 0.6%
Brunswick Corp.	722,234	$48,404,123

Machinery & Tools - 3.5%
AGCO Corp.	832,939	$50,634,362
Eaton Corp. PLC	874,795	75,870,970
Gates Industrial Corp. PLC (a)	2,137,158	41,674,581
ITT, Inc.	930,760	57,018,358
Regal Beloit Corp.	530,336	43,726,203

		$268,924,474
Major Banks - 3.4%
Comerica, Inc.	893,983	$80,637,267
Huntington Bancshares, Inc.	5,893,905	87,937,062
KeyCorp	4,896,762	97,396,596

		$265,970,925
Medical & Health Technology & Services - 3.0%
AmerisourceBergen Corp.	562,000	$51,827,640
Premier, Inc., “A” (a)	1,096,935	50,217,684
Quest Diagnostics, Inc.	624,300	67,368,213
Universal Health Services, Inc.	477,039	60,984,666

		$230,398,203
Medical Equipment - 2.6%
PerkinElmer, Inc.	532,467	$51,793,065
Steris PLC	552,674	63,225,906
Zimmer Biomet Holdings, Inc.	652,456	85,778,390

		$200,797,361
Natural Gas - Distribution - 1.6%
NiSource, Inc.	1,650,305	$41,125,601
Sempra Energy	480,481	54,654,714
South Jersey Industries, Inc.	764,072	26,948,819

		$122,729,134

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Pipeline - 0.8%
Plains GP Holdings LP	2,683,172	$65,818,209

Network & Telecom - 0.6%
Motorola Solutions, Inc.	374,051	$48,678,997

Oil Services - 1.8%
Forum Energy Technologies, Inc. (a)	1,859,384	$19,244,624
Frank’s International N.V. (a)	3,767,307	32,700,225
NOW, Inc. (a)	1,927,532	31,900,655
Oil States International, Inc. (a)	1,098,987	36,486,368
Patterson-UTI Energy, Inc.	1,251,924	21,420,420

		$141,752,292
Other Banks & Diversified Financials - 7.1%
Citizens Financial Group, Inc.	1,306,369	$50,386,652
Discover Financial Services	964,492	73,735,414
Element Fleet Management Corp.	3,723,268	19,169,072
Fifth Third Bancorp	2,419,684	67,557,577
M&T Bank Corp.	369,683	60,827,641
Northern Trust Corp.	662,951	67,707,186
Signature Bank	495,894	56,948,467
SunTrust Banks, Inc.	1,313,615	87,736,346
Wintrust Financial Corp.	744,831	63,265,945

		$547,334,300
Pharmaceuticals - 0.6%
Mylan N.V. (a)	1,274,893	$46,661,084

Pollution Control - 0.7%
Clean Harbors, Inc. (a)	740,203	$52,983,731

Railroad & Shipping - 0.7%
Kansas City Southern Co.	502,817	$56,959,110

Real Estate - 6.5%
Annaly Mortgage Management, Inc., REIT	2,345,045	$23,989,810
Brixmor Property Group Inc., REIT	2,964,990	51,916,975
EPR Properties, REIT	801,121	54,804,688
Life Storage, Inc., REIT	893,174	84,994,438
Medical Properties Trust, Inc., REIT	4,989,835	74,398,440
Mid-America Apartment Communities, Inc., REIT	596,245	59,731,824
Realogy Holdings Corp. (l)	991,453	20,463,590
Sun Communities, Inc., REIT	542,259	55,060,979

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - continued
W.P. Carey, Inc., REIT	905,121	$58,208,331
Washington Prime Group, Inc., REIT	2,469,305	18,025,926

		$501,595,001
Restaurants - 0.6%
Aramark	1,166,351	$50,176,420

Specialty Chemicals - 2.2%
Axalta Coating Systems Ltd. (a)	2,046,103	$59,664,363
RPM International, Inc.	859,554	55,819,437
Univar, Inc. (a)	1,723,063	52,829,112

		$168,312,912
Specialty Stores - 2.2%
BJ’s Wholesale Club Holdings, Inc. (a)	745,505	$19,964,624
L Brands, Inc.	1,122,699	34,017,779
Michaels Co., Inc. (a)	1,420,531	23,055,218
Tractor Supply Co.	722,142	65,628,265
Urban Outfitters, Inc. (a)	620,723	25,387,571

		$168,053,457
Utilities - Electric Power - 7.7%
AES Corp.	3,057,654	$42,807,156
CenterPoint Energy, Inc.	1,997,460	55,229,769
CMS Energy Corp.	1,393,169	68,265,281
DTE Energy Co.	645,949	70,492,414
Eversource Energy	1,025,808	63,025,644
FirstEnergy Corp.	1,158,289	43,053,602
Pinnacle West Capital Corp.	840,495	66,550,394
Public Service Enterprise Group, Inc.	1,496,991	79,026,155
Southern Co.	1,295,972	56,504,379
WEC Energy Group, Inc.	760,671	50,782,396

		$595,737,190
Total Common Stocks (Identified Cost, $6,204,084,976)		$7,613,978,789

Investment Companies (h) - 2.2%
Money Market Funds - 2.2%
MFS Institutional Money Market Portfolio, 2.09% (v) (Identified Cost, $171,965,845)	171,989,585	$171,972,386

Portfolio of Investments – continued

Collateral for Securities Loaned - 0.1%
Issuer	Shares/Par	Value ($)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.09% (j) (Identified Cost, $2,390,027)	2,390,027	$2,390,027

Other Assets, Less Liabilities - (0.5)%		(36,462,608)
Net Assets - 100.0%		$7,751,878,594

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $171,972,386 and $7,616,368,816, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $13,402,625 of securities on loan (identified cost, $6,206,475,003)	$7,616,368,816
Investments in affiliated issuers, at value (identified cost, $171,965,845)	171,972,386
Receivables for
Fund shares sold	26,205,291
Interest and dividends	10,521,283
Other assets	3,210
Total assets	$7,825,070,986
Liabilities
Payables for
Investments purchased	$54,430,785
Fund shares reacquired	12,423,733
Collateral for securities loaned, at value (c)	2,390,027
Payable to affiliates
Investment adviser	551,789
Shareholder servicing costs	2,990,989
Distribution and service fees	63,692
Program manager fee	50
Payable for independent Trustees’ compensation	539
Accrued expenses and other liabilities	340,788
Total liabilities	$73,192,392
Net assets	$7,751,878,594
Net assets consist of
Paid-in capital	$6,007,724,009
Total distributable earnings (loss)	1,744,154,585
Net assets	$7,751,878,594
Shares of beneficial interest outstanding	316,195,040

(c)	Non-cash collateral is not included.

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,131,757,772	46,961,885	$24.10
Class B	19,816,013	874,201	22.67
Class C	133,345,480	5,907,005	22.57
Class I	1,389,170,767	56,201,190	24.72
Class R1	13,537,527	609,328	22.22
Class R2	97,397,760	4,146,144	23.49
Class R3	401,520,456	16,722,685	24.01
Class R4	428,565,969	17,682,620	24.24
Class R6	4,127,556,051	166,694,001	24.76
Class 529A	6,899,043	291,065	23.70
Class 529B	207,130	9,431	21.96
Class 529C	2,104,626	95,485	22.04

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $25.57 [100 / 94.25 x $24.10] and $25.15 [100 / 94.25 x $23.70], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$133,495,735
Dividends from affiliated issuers	2,017,111
Other	304,288
Income on securities loaned	192,495
Foreign taxes withheld	(218,902)
Total investment income	$135,790,727
Expenses
Management fee	$48,227,429
Distribution and service fees	6,244,804
Shareholder servicing costs	5,391,094
Program manager fees	5,617
Administrative services fee	625,369
Independent Trustees’ compensation	87,570
Custodian fee	180,092
Shareholder communications	417,347
Audit and tax fees	37,955
Legal fees	57,531
Miscellaneous	459,569
Total expenses	$61,734,377
Reduction of expenses by investment adviser and distributor	(690,893)
Net expenses	$61,043,484
Net investment income (loss)	$74,747,243
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$390,209,143
Affiliated issuers	297
Foreign currency	78,840
Net realized gain (loss)	$390,288,280
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$138,147,039
Affiliated issuers	(3,512)
Translation of assets and liabilities in foreign currencies	516
Net unrealized gain (loss)	$138,144,043
Net realized and unrealized gain (loss)	$528,432,323
Change in net assets from operations	$603,179,566

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	9/30/18	9/30/17
Change in net assets
From operations
Net investment income (loss)	$74,747,243	$50,711,574
Net realized gain (loss)	390,288,280	146,475,127
Net unrealized gain (loss)	138,144,043	592,838,194
Change in net assets from operations	$603,179,566	$790,024,895
Total distributions declared to shareholders (a)	$(249,191,473)	$(78,721,121)
Change in net assets from fund share transactions	$597,969,889	$616,430,520
Total change in net assets	$951,957,982	$1,327,734,294
Net assets
At beginning of period	6,799,920,612	5,472,186,318
At end of period (b)	$7,751,878,594	$6,799,920,612

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 2. For the year ended September 30, 2017, distributions from net investment income and from net realized gain were $75,000,021 and $3,721,100, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended September 30, 2017, end of period net assets included undistributed net investment income of $24,090,375.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$22.99	$20.49		$18.91	$20.14	$18.74
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.13	(c)	$0.18	$0.11	$0.11
Net realized and unrealized gain (loss)	1.71	2.62		2.25	(0.03)	2.32
Total from investment operations	$1.89	$2.75		$2.43	$0.08	$2.43
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.24)		$(0.06)	$(0.09)	$(0.10)
From net realized gain	(0.68)	(0.01)		(0.79)	(1.22)	(0.93)
Total distributions declared to shareholders	$(0.78)	$(0.25)		$(0.85)	$(1.31)	$(1.03)
Net asset value, end of period (x)	$24.10	$22.99		$20.49	$18.91	$20.14
Total return (%) (r)(s)(t)(x)	8.37	13.51	(c)	13.36	0.14	13.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.12	(c)	1.18	1.24	1.21
Expenses after expense reductions (f)	1.07	1.10	(c)	1.15	1.22	1.20
Net investment income (loss)	0.78	0.60	(c)	0.93	0.52	0.54
Portfolio turnover	26	29		27	36	34
Net assets at end of period (000 omitted)	$1,131,758	$1,103,067		$1,038,447	$749,577	$543,583

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$21.73	$19.38		$18.01	$19.29	$18.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00 (w)	$(0.03	)(c)	$0.03	$(0.05)	$(0.04)
Net realized and unrealized gain (loss)	1.62	2.48		2.13	(0.01)	2.24
Total from investment operations	$1.62	$2.45		$2.16	$(0.06)	$2.20
Less distributions declared to shareholders
From net investment income	$—	$(0.09)		$—	$—	$—
From net realized gain	(0.68)	(0.01)		(0.79)	(1.22)	(0.93)
Total distributions declared to shareholders	$(0.68)	$(0.10)		$(0.79)	$(1.22)	$(0.93)
Net asset value, end of period (x)	$22.67	$21.73		$19.38	$18.01	$19.29
Total return (%) (r)(s)(t)(x)	7.59	12.69	(c)	12.48	(0.61)	12.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	1.87	(c)	1.93	1.98	1.95
Expenses after expense reductions (f)	1.82	1.85	(c)	1.90	1.96	1.95
Net investment income (loss)	0.02	(0.15	)(c)	0.16	(0.23)	(0.22)
Portfolio turnover	26	29		27	36	34
Net assets at end of period (000 omitted)	$19,816	$22,267		$20,593	$18,983	$18,603

Class C	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$21.65	$19.33		$17.97	$19.25	$17.99
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00 (w)	$(0.03	)(c)	$0.03	$(0.04)	$(0.04)
Net realized and unrealized gain (loss)	1.60	2.48		2.12	(0.02)	2.23
Total from investment operations	$1.60	$2.45		$2.15	$(0.06)	$2.19
Less distributions declared to shareholders
From net investment income	$—	$(0.12)		$—	$—	$—
From net realized gain	(0.68)	(0.01)		(0.79)	(1.22)	(0.93)
Total distributions declared to shareholders	$(0.68)	$(0.13)		$(0.79)	$(1.22)	$(0.93)
Net asset value, end of period (x)	$22.57	$21.65		$19.33	$17.97	$19.25
Total return (%) (r)(s)(t)(x)	7.53	12.72	(c)	12.45	(0.61)	12.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	1.87	(c)	1.93	1.99	1.96
Expenses after expense reductions (f)	1.82	1.85	(c)	1.90	1.97	1.95
Net investment income (loss)	0.01	(0.15	)(c)	0.18	(0.23)	(0.22)
Portfolio turnover	26	29		27	36	34
Net assets at end of period (000 omitted)	$133,345	$157,336		$148,518	$100,983	$80,434

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$23.56	$20.99		$19.35	$20.58	$19.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.19	(c)	$0.24	$0.16	$0.16
Net realized and unrealized gain (loss)	1.75	2.68		2.30	(0.03)	2.38
Total from investment operations	$2.00	$2.87		$2.54	$0.13	$2.54
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.29)		$(0.11)	$(0.14)	$(0.14)
From net realized gain	(0.68)	(0.01)		(0.79)	(1.22)	(0.93)
Total distributions declared to shareholders	$(0.84)	$(0.30)		$(0.90)	$(1.36)	$(1.07)
Net asset value, end of period (x)	$24.72	$23.56		$20.99	$19.35	$20.58
Total return (%) (r)(s)(t)(x)	8.66	13.79	(c)	13.66	0.36	13.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.87	(c)	0.93	0.99	0.97
Expenses after expense reductions (f)	0.82	0.85	(c)	0.90	0.97	0.96
Net investment income (loss)	1.04	0.85	(c)	1.20	0.77	0.79
Portfolio turnover	26	29		27	36	34
Net assets at end of period (000 omitted)	$1,389,171	$1,077,307		$771,101	$370,299	$212,389

Class R1	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$21.31	$19.04		$17.70	$18.98	$17.80
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.03	)(c)	$0.03	$(0.04)	$(0.04)
Net realized and unrealized gain (loss)	1.58	2.42		2.10	(0.02)	2.20
Total from investment operations	$1.59	$2.39		$2.13	$(0.06)	$2.16
Less distributions declared to shareholders
From net investment income	$—	$(0.11)		$—	$—	$(0.05)
From net realized gain	(0.68)	(0.01)		(0.79)	(1.22)	(0.93)
Total distributions declared to shareholders	$(0.68)	$(0.12)		$(0.79)	$(1.22)	$(0.98)
Net asset value, end of period (x)	$22.22	$21.31		$19.04	$17.70	$18.98
Total return (%) (r)(s)(t)(x)	7.60	12.64	(c)	12.53	(0.62)	12.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	1.87	(c)	1.93	1.99	1.96
Expenses after expense reductions (f)	1.82	1.85	(c)	1.90	1.97	1.95
Net investment income (loss)	0.03	(0.14	)(c)	0.17	(0.23)	(0.19)
Portfolio turnover	26	29		27	36	34
Net assets at end of period (000 omitted)	$13,538	$13,470		$11,351	$8,492	$6,773

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$22.42	$20.00		$18.49	$19.75	$18.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.08	(c)	$0.13	$0.05	$0.06
Net realized and unrealized gain (loss)	1.67	2.55		2.19	(0.02)	2.28
Total from investment operations	$1.78	$2.63		$2.32	$0.03	$2.34
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.20)		$(0.02)	$(0.07)	$(0.06)
From net realized gain	(0.68)	(0.01)		(0.79)	(1.22)	(0.93)
Total distributions declared to shareholders	$(0.71)	$(0.21)		$(0.81)	$(1.29)	$(0.99)
Net asset value, end of period (x)	$23.49	$22.42		$20.00	$18.49	$19.75
Total return (%) (r)(s)(t)(x)	8.11	13.23	(c)	13.07	(0.12)	13.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.37	(c)	1.43	1.49	1.46
Expenses after expense reductions (f)	1.32	1.35	(c)	1.40	1.47	1.45
Net investment income (loss)	0.50	0.36	(c)	0.69	0.27	0.28
Portfolio turnover	26	29		27	36	34
Net assets at end of period (000 omitted)	$97,398	$138,364		$147,344	$59,947	$38,353

Class R3	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$22.91	$20.42		$18.85	$20.10	$18.72
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.13	(c)	$0.18	$0.11	$0.11
Net realized and unrealized gain (loss)	1.70	2.61		2.24	(0.03)	2.32
Total from investment operations	$1.88	$2.74		$2.42	$0.08	$2.43
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.24)		$(0.06)	$(0.11)	$(0.12)
From net realized gain	(0.68)	(0.01)		(0.79)	(1.22)	(0.93)
Total distributions declared to shareholders	$(0.78)	$(0.25)		$(0.85)	$(1.33)	$(1.05)
Net asset value, end of period (x)	$24.01	$22.91		$20.42	$18.85	$20.10
Total return (%) (r)(s)(t)(x)	8.37	13.52	(c)	13.38	0.13	13.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.12	(c)	1.18	1.24	1.22
Expenses after expense reductions (f)	1.07	1.10	(c)	1.15	1.22	1.22
Net investment income (loss)	0.77	0.61	(c)	0.94	0.52	0.56
Portfolio turnover	26	29		27	36	34
Net assets at end of period (000 omitted)	$401,520	$404,189		$384,495	$198,248	$118,084

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$23.11	$20.59		$19.01	$20.23	$18.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.19	(c)	$0.23	$0.16	$0.15
Net realized and unrealized gain (loss)	1.72	2.63		2.25	(0.02)	2.33
Total from investment operations	$1.96	$2.82		$2.48	$0.14	$2.48
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.29)		$(0.11)	$(0.14)	$(0.14)
From net realized gain	(0.68)	(0.01)		(0.79)	(1.22)	(0.93)
Total distributions declared to shareholders	$(0.83)	$(0.30)		$(0.90)	$(1.36)	$(1.07)
Net asset value, end of period (x)	$24.24	$23.11		$20.59	$19.01	$20.23
Total return (%) (r)(s)(t)(x)	8.69	13.80	(c)	13.59	0.43	13.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.87	(c)	0.93	1.00	0.97
Expenses after expense reductions (f)	0.82	0.85	(c)	0.90	0.98	0.97
Net investment income (loss)	1.02	0.85	(c)	1.19	0.78	0.76
Portfolio turnover	26	29		27	36	34
Net assets at end of period (000 omitted)	$428,566	$519,736		$528,263	$325,087	$123,055

Class R6	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$23.60	$21.02		$19.38	$20.58	$19.12
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.23	(c)	$0.26	$0.19	$0.18
Net realized and unrealized gain (loss)	1.75	2.67		2.30	(0.01)	2.36
Total from investment operations	$2.03	$2.90		$2.56	$0.18	$2.54
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.31)		$(0.13)	$(0.16)	$(0.15)
From net realized gain	(0.68)	(0.01)		(0.79)	(1.22)	(0.93)
Total distributions declared to shareholders	$(0.87)	$(0.32)		$(0.92)	$(1.38)	$(1.08)
Net asset value, end of period (x)	$24.76	$23.60		$21.02	$19.38	$20.58
Total return (%) (r)(s)(t)(x)	8.80	13.95	(c)	13.79	0.59	13.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.69	0.72	(c)	0.77	0.83	0.84
Expenses after expense reductions (f)	0.68	0.70	(c)	0.74	0.81	0.84
Net investment income (loss)	1.18	1.01	(c)	1.34	0.92	0.89
Portfolio turnover	26	29		27	36	34
Net assets at end of period (000 omitted)	$4,127,556	$3,354,746		$2,414,700	$1,684,183	$1,391,433

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$22.63	$20.17		$18.63	$19.85	$18.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.12	(c)	$0.17	$0.10	$0.10
Net realized and unrealized gain (loss)	1.68	2.58		2.21	(0.02)	2.29
Total from investment operations	$1.85	$2.70		$2.38	$0.08	$2.39
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.23)		$(0.05)	$(0.08)	$(0.09)
From net realized gain	(0.68)	(0.01)		(0.79)	(1.22)	(0.93)
Total distributions declared to shareholders	$(0.78)	$(0.24)		$(0.84)	$(1.30)	$(1.02)
Net asset value, end of period (x)	$23.70	$22.63		$20.17	$18.63	$19.85
Total return (%) (r)(s)(t)(x)	8.33	13.50	(c)	13.27	0.13	13.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.22	(c)	1.28	1.33	1.30
Expenses after expense reductions (f)	1.11	1.14	(c)	1.18	1.25	1.23
Net investment income (loss)	0.74	0.57	(c)	0.88	0.48	0.50
Portfolio turnover	26	29		27	36	34
Net assets at end of period (000 omitted)	$6,899	$6,637		$5,317	$4,628	$4,149

Class 529B	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$21.09	$18.79		$17.50	$18.78	$17.58
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.04	)(c)	$0.02	$(0.05)	$(0.05)
Net realized and unrealized gain (loss)	1.56	2.41		2.06	(0.01)	2.18
Total from investment operations	$1.55	$2.37		$2.08	$(0.06)	$2.13
Less distributions declared to shareholders
From net investment income	$—	$(0.06)		$—	$—	$—
From net realized gain	(0.68)	(0.01)		(0.79)	(1.22)	(0.93)
Total distributions declared to shareholders	$(0.68)	$(0.07)		$(0.79)	$(1.22)	$(0.93)
Net asset value, end of period (x)	$21.96	$21.09		$18.79	$17.50	$18.78
Total return (%) (r)(s)(t)(x)	7.49	12.67	(c)	12.38	(0.63)	12.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	1.97	(c)	2.03	2.08	2.05
Expenses after expense reductions (f)	1.87	1.90	(c)	1.95	2.01	2.00
Net investment income (loss)	(0.03)	(0.20	)(c)	0.12	(0.28)	(0.27)
Portfolio turnover	26	29		27	36	34
Net assets at end of period (000 omitted)	$207	$251		$297	$266	$305

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$21.16	$18.89		$17.57	$18.85	$17.64
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.04	)(c)	$0.02	$(0.05)	$(0.05)
Net realized and unrealized gain (loss)	1.57	2.41		2.09	(0.01)	2.19
Total from investment operations	$1.56	$2.37		$2.11	$(0.06)	$2.14
Less distributions declared to shareholders
From net investment income	$—	$(0.09)		$—	$—	$—
From net realized gain	(0.68)	(0.01)		(0.79)	(1.22)	(0.93)
Total distributions declared to shareholders	$(0.68)	$(0.10)		$(0.79)	$(1.22)	$(0.93)
Net asset value, end of period (x)	$22.04	$21.16		$18.89	$17.57	$18.85
Total return (%) (r)(s)(t)(x)	7.51	12.63	(c)	12.51	(0.63)	12.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	1.97	(c)	2.03	2.08	2.05
Expenses after expense reductions (f)	1.87	1.90	(c)	1.94	2.01	2.00
Net investment income (loss)	(0.04)	(0.19	)(c)	0.11	(0.28)	(0.27)
Portfolio turnover	26	29		27	36	34
Net assets at end of period (000 omitted)	$2,105	$2,551		$1,761	$1,663	$1,496

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Mid Cap Value Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the most notable impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across

Notes to Financial Statements – continued

transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an

Notes to Financial Statements – continued

investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$7,613,978,789	$—	$—	$7,613,978,789
Mutual Funds	174,362,413	—	—	174,362,413
Total	$7,788,341,202	$—	$—	$7,788,341,202

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The

Notes to Financial Statements – continued

market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $13,402,625. The fair value of the fund’s investment securities on loan and a related liability of $2,390,027 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $11,077,794 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 9/30/18	Year ended 9/30/17
Ordinary income (including any short-term capital gains)	$95,125,551	$78,721,121
Long-term capital gains	154,065,922	—
Total distributions	$249,191,473	$78,721,121

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/18
Cost of investments	$6,380,260,555
Gross appreciation	1,709,046,174
Gross depreciation	(300,965,527)
Net unrealized appreciation (depreciation)	$1,408,080,647
Undistributed ordinary income	129,419,463
Undistributed long-term capital gain	206,652,358
Other temporary differences	2,117

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Effective April 23, 2018, Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 9/30/18	Year ended 9/30/17	Year ended 9/30/18	Year ended 9/30/17
Class A	$4,389,421	$12,019,887	$31,063,137	$698,200
Class B	—	91,507	673,614	14,058
Class C	—	908,899	4,794,790	107,296
Class I	7,316,336	12,016,414	31,929,269	572,092
Class R1	—	70,133	436,482	8,424
Class R2	193,736	1,462,366	3,990,009	101,631
Class R3	1,701,494	4,385,056	11,816,078	253,412
Class R4	3,320,453	7,284,478	14,709,626	351,151
Class R6	29,051,416	36,687,639	103,492,263	1,609,537
Class 529A	27,814	63,854	198,620	3,804
Class 529B	—	811	6,775	182
Class 529C	—	8,977	80,140	1,313
Total	$46,000,670	$75,000,021	$203,190,803	$3,721,100

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion and up to $5 billion	0.65%
In excess of $5 billion and up to $10 billion	0.60%
In excess of $10 billion	0.55%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended September 30, 2018, this management fee reduction amounted to $677,447, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2018 was equivalent to an annual effective rate of 0.65% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $412,190 and $3,527 for the year ended September 30, 2018, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,729,928
Class B	0.75%	0.25%	1.00%	1.00%	212,640
Class C	0.75%	0.25%	1.00%	1.00%	1,469,403
Class R1	0.75%	0.25%	1.00%	1.00%	134,664
Class R2	0.25%	0.25%	0.50%	0.50%	600,798
Class R3	—	0.25%	0.25%	0.25%	1,054,796
Class 529A	—	0.25%	0.25%	0.24%	17,119
Class 529B	0.75%	0.25%	1.00%	1.00%	2,119
Class 529C	0.75%	0.25%	1.00%	1.00%	23,337
Total Distribution and Service Fees					$6,244,804

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2018, this rebate amounted to $9,256, $143, $301, $41, $1,011, $900, $837, $2, and $35 for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in

Notes to Financial Statements – continued

the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2018, were as follows:

Amount
Class A	$26,554
Class B	24,480
Class C	13,725
Class 529B	307
Class 529C	97

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. For the period from October 1, 2017 through December 10, 2017, the fund had entered into an agreement with MFD pursuant to which MFD received an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD had agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement terminated on December 10, 2017. For the period from October 1, 2017 through December 10, 2017, this waiver amounted to $920 and is included in the reduction of total expenses in the Statement of Operations. Effective December 11, 2017, the fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The program manager fee incurred for the year ended September 30, 2018 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended September 30, 2018, were as follows:

	Fee	Waiver
Class 529A	$4,071	$647
Class 529B	130	24
Class 529C	1,416	249
Total Program Manager Fees and Waivers	$5,617	$920

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2018, the fee was $302,110, which equated to 0.0041% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,088,984.

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2018 was equivalent to an annual effective rate of 0.0085% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended September 30, 2018, the fee paid by the fund under this agreement was $12,321 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,484,823 and $2,687,607, respectively. The sales transactions resulted in net realized gains (losses) of $949,237.

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to September 30, 2018, this reimbursement amounted to $303,339, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended September 30, 2018, purchases and sales of investments, other than short-term obligations, aggregated $2,306,959,860 and $1,859,233,420, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/18		Year ended 9/30/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	11,081,911	$259,315,374	17,696,319	$384,002,610
Class B	65,839	1,454,759	224,867	4,619,350
Class C	771,605	16,993,402	1,974,673	40,247,291
Class I	23,058,522	555,178,399	36,853,650	818,047,376
Class R1	205,772	4,479,422	301,802	6,066,447
Class R2	1,301,366	29,596,203	1,847,688	39,021,830
Class R3	6,898,449	159,925,133	6,068,248	131,083,146
Class R4	4,534,521	105,824,482	6,960,820	151,717,900
Class R6	47,208,042	1,133,236,166	51,905,260	1,164,721,290
Class 529A	47,608	1,097,440	81,222	1,725,328
Class 529B	1,495	31,736	2,437	47,921
Class 529C	7,732	166,301	43,418	873,120
	95,182,862	$2,267,298,817	123,960,404	$2,742,173,609

Shares issued to shareholders in reinvestment of distributions
Class A	1,337,744	$30,861,744	492,452	$10,572,939
Class B	30,263	660,349	5,050	103,066
Class C	203,368	4,419,184	44,179	898,153
Class I	1,400,371	33,062,758	482,167	10,588,395
Class R1	20,406	436,482	3,924	78,557
Class R2	150,752	3,396,433	60,356	1,266,276
Class R3	588,230	13,517,522	216,852	4,638,468
Class R4	677,374	15,681,208	309,118	6,658,394
Class R6	5,533,966	130,767,614	1,714,207	37,661,117
Class 529A	9,979	226,434	3,200	67,658
Class 529B	320	6,775	50	993
Class 529C	3,775	80,140	518	10,290
	9,956,548	$233,116,643	3,332,073	$72,544,306

Notes to Financial Statements – continued

	Year ended 9/30/18		Year ended 9/30/17
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(13,442,685)	$(315,421,777)	(20,896,623)	$(454,448,413)
Class B	(246,487)	(5,472,088)	(267,677)	(5,468,633)
Class C	(2,336,648)	(51,321,744)	(2,431,920)	(50,093,018)
Class I	(13,985,340)	(335,108,536)	(28,353,048)	(638,552,189)
Class R1	(248,873)	(5,413,485)	(269,973)	(5,487,488)
Class R2	(3,477,514)	(79,361,454)	(3,104,516)	(65,805,701)
Class R3	(8,408,321)	(195,272,938)	(7,473,811)	(162,176,479)
Class R4	(10,015,025)	(234,377,789)	(10,438,265)	(228,417,895)
Class R6	(28,191,865)	(678,433,578)	(26,377,465)	(586,212,912)
Class 529A	(59,788)	(1,387,384)	(54,755)	(1,170,570)
Class 529B	(4,272)	(91,136)	(6,386)	(124,551)
Class 529C	(36,596)	(783,662)	(16,612)	(329,546)
	(80,453,414)	$(1,902,445,571)	(99,691,051)	$(2,198,287,395)

Net change
Class A	(1,023,030)	$(25,244,659)	(2,707,852)	$(59,872,864)
Class B	(150,385)	(3,356,980)	(37,760)	(746,217)
Class C	(1,361,675)	(29,909,158)	(413,068)	(8,947,574)
Class I	10,473,553	253,132,621	8,982,769	190,083,582
Class R1	(22,695)	(497,581)	35,753	657,516
Class R2	(2,025,396)	(46,368,818)	(1,196,472)	(25,517,595)
Class R3	(921,642)	(21,830,283)	(1,188,711)	(26,454,865)
Class R4	(4,803,130)	(112,872,099)	(3,168,327)	(70,041,601)
Class R6	24,550,143	585,570,202	27,242,002	616,169,495
Class 529A	(2,201)	(63,510)	29,667	622,416
Class 529B	(2,457)	(52,625)	(3,899)	(75,637)
Class 529C	(25,089)	(537,221)	27,324	553,864
	24,685,996	$597,969,889	27,601,426	$616,430,520

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 6%, 5%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended September 30, 2018, the fund’s commitment fee and interest expense were $42,498 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		139,845,688	1,306,639,868	(1,274,495,971)	171,989,585

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$297	$(3,512)	$—	$2,017,111	$171,972,386

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Mid Cap Value Fund and the Board of Trustees of MFS Series Trust XI:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Value Fund (the “Fund”) (one of the funds constituting the MFS Series Trust XI (the “Trust”)), including the portfolio of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust XI) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by

Report of Independent Registered Public Accounting Firm – continued

management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

November 15, 2018

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Trustees and Officers – continued

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Kevin Schmitz
Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, $5 billion and $10 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $205,455,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 72.78% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended September 30, 2018 and 2017, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2018	2017
Fees billed by Deloitte:
MFS Blended Research Core Equity Fund	45,235	44,278

	Audit Fees
	2018	2017
Fees billed by E&Y:
MFS Mid Cap Value Fund	29,480	28,864

For the fiscal years ended September 30, 2018 and 2017, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS Blended Research Core Equity Fund	0	0	8,097	7,923	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Core Equity Fund*	0	0	0	0	5,390	5,390

	Aggregate Fees for Non-audit Services
	2018	2017
Fees Billed by Deloitte
To MFS Blended Research Core Equity Fund, MFS and MFS Related Entities#	13,487	852,783

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2018	2017	2018	2017	2018	2017
Fees billed by E&Y:
To MFS Mid Cap Value Fund	0	0	5,791	5,660	2,899	2,585

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2018	2017	2018	2017	2018	2017
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Mid Cap Value Fund*	1,728,076	1,603,983	0	0	102,450	66,300

	Aggregate Fees for Non-audit Services
	2018	2017
Fees billed by E&Y:
To MFS Mid Cap Value Fund, MFS and MFS Related Entities#	2,086,916	1,850,528

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)

(1)   Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)   A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)   Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XI

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: November 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: November 15, 2018

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 15, 2018

*	Print name and title of each signing officer under his or her signature.